Condensed Interim Consolidated Statements of Comprehensive Loss (Unaudited) - CAD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
EXPENSES
General and administrative expenses	$ (518)	$ (641)	$ (1,053)	$ (1,181)
Property investigation	(125)	(34)	(166)	(34)
Amortization	(2)	(3)	(5)	(7)
Share-based payments		(30)		(317)
Total expenses	(645)	(708)	(1,224)	(1,539)
OTHER ITEMS
Interest income	4	21	22	21
Foreign exchange loss	(2)	(38)	(1)	(45)
Other income (expense), net	2	(17)	21	(24)
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (643)	$ (725)	$ (1,203)	$ (1,563)
Basic and diluted weighted average number of common shares outstanding	787,928,500	739,210,551	787,928,500	647,412,846
Basic and diluted loss per share	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)